SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN MONEY MARKET FUNDS AND

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

I.          Evergreen Florida Municipal Money Market Fund, Evergreen Florida High Income Municipal Bond Fund and Evergreen Florida Municipal Bond Fund (collectively, the “Funds”)

            Effective January 1, 2007, the State of Florida will eliminate the intangibles tax. Currently, the Funds' investment objectives are as follows:

Evergreen Florida Municipal Money Market Fund

The Fund seeks to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular federal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

Evergreen Florida High Income Municipal Bond Fund

The Fund seeks to provide a high level of current income that is exempt from federal regular income tax and state intangibles tax.

Evergreen Florida Municipal Bond Fund

The Fund seeks current income exempt from federal regular income tax and state intangibles tax, consistent with preservation of capital.

Shareholders should be aware the this state specific tax advantage of investing in these Funds will be eliminated as of January 1, 2007 as a consequence of Florida's elimination of the intangibles tax.

October 5, 2006	577760 (10/06)